Annual Report
December 31, 1997
International Stock Portfolio

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

T. Rowe Price
International Stock Portfolio
Annual Report
December 31, 1997

Dear Investor

The year ended December 31, 1997, was one of two distinct halves for the international investor. In the first half most markets performed well, led by the U.S. where the S&P 500 kept advancing to new highs. However, as the summer progressed, a realization that several economies in Southeast Asia had become overextended led to heavy selling in the region, which grew worse near year-end and spilled over to international stock markets.

Performance Comparison

Periods Ended 12/31/97          6 Months      12 Months

International
Stock Portfolio                   - 7.65%          3.09%

MSCI EAFE                         - 8.36           2.06

Lipper Variable Annuity
Underlying International
Funds Average*                    - 5.94           5.17

* The portfolio was inadvertently excluded by Lipper in calculating these average returns.

The year was disappointing for overseas stock markets as the returns of the International Stock Portfolio were again behind the U.S. market. Over the 6- and 12-month periods, the fund's returns were ahead of the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index but behind the Lipper average, as shown in the table.

For the year, fund performance against MSCI EAFE was significantly helped by an underweighting in Japan where the market performed poorly in U.S. dollars. Another positive contribution came from our position in Latin America, which did well over this period and is not part of the MSCI EAFE Index.

Fund returns were behind the Lipper peer group because of our moderately higher position in the markets of Southeast Asia, which did very poorly in recent months. Also, a number of our favorite growth stocks fell behind after a long period of outperformance. Our peers tend to focus more on recovery stocks and cyclical situations, many of which have performed strongly this year.

The U.S. market continued to be driven by strong corporate earnings and, with inflation well under control, interest rates remained stable. Overseas the economic picture was not quite as positive, but the stock markets of Europe performed well at the beginning of the year. There was a powerful bull run in the markets of Latin America.

In the emerging markets of Southeast Asia, problems grew increasingly worse during the past few months. The principal culprit was Thailand where there has been imprudent bank lending and excessive real estate development. A weak government, dogged by constant changes in leadership, proved unable to handle the mounting crisis, resulting in a collapsing stock market. At first, the problem seemed confined to Thailand, but attention soon shifted to a number of other economies in the region where rapid growth looked unsustainable given the similar pattern of indebtedness.

Thus, the last six months have seen a savage bear market take hold in Asia, and the ripples spread to the more established markets of Tokyo and Wall Street where investors questioned the impact of these developments on Japanese and U.S. multinationals operating in the area. Europe was also caught up in the turbulence, but the most spectacular declines occurred in Latin America which, somewhat belatedly, was dragged down by the widening loss of confidence in emerging markets.

The dollar has been strong against most overseas currencies since the beginning of the year, dampening returns to U.S. investors, but has turned in a mixed performance in recent months. European currencies picked up, with a particularly strong performance from the British pound, but the minor Asian currencies continued to slip. Even the yen weakened recently against the dollar despite Japan's ever-widening current account surplus.

DIVIDEND DISTRIBUTION

Your Board of Directors declared an income dividend of $0.12 per share and a long-term capital gain distribution of $0.17 per share. These distributions were paid on December 30, 1997, to shareholders of record on December 26.

INVESTMENT REVIEW

Europe

In contrast to the turbulence of Asia, the economies of Europe made steady progress over the last six months. The U.K. continued to lead the way with strong consumer expenditure driving the service sector and a surprisingly resilient performance turned in by exporters. The new Labour government granted the Bank of England independence to set interest rates so that monetary policy should now be based on controlling inflation over the longer term rather than on political expediency. Seizing its new mandate with vigor, the Bank raised base rates four times during the summer in an effort to rein in an economy with the potential to overheat even though inflation is still moderate. This, in turn, has supported sterling, recently the strongest of the major currencies.

Market Performance

                                       Local
Six Months             Local    Currency vs.       U.S.
Ended 12/31/97       Currency   U.S. Dollars    Dollars
________________________________________________________

France                   5.29%       -  2.41%      2.75%

Germany                 10.30        -  3.09       6.90

Hong Kong              -30.10        -  0.02     -30.11

Italy                   26.95        -  3.76      22.17

Japan                  -20.42         -11.99     -29.96

Mexico                  19.83        -  1.72      17.77

Netherlands              7.00        -  3.35       3.41

Singapore              -10.93         -15.15     -24.42

Sweden                   1.35        -  2.55    -  1.23

Switzerland             10.11        -  0.05      10.05

United Kingdom          13.56        -  1.14      12.26

Source: FAME Information Services, Inc., using MSCI indices.

A strong currency and rising interest rates would usually have been enough to unsettle the U.K. stock market, and the turmoil in Asia certainly did not help. However, British stocks held up well in dollar terms. As investor attention focused on the possibility of slower economic growth, our bias toward growth stocks and smaller companies was justified as cyclicals and manufacturing stocks sold off sharply.

Elsewhere in Europe, there are signs that the major economies have survived the stranglehold of tight fiscal policies as governments struggled to keep their deficits in line with the Maastricht convergence criteria. Helped by weak currencies and loose monetary policies, exports in particular show tentative signs of recovery. Germany is typical here. Earlier this year German unemployment hit record levels, and it looked as though even the Germans, always at the vanguard of European integration, would fail to meet the stringent criteria required to join the European Monetary Union (EMU). In fact, the former West German budget is in surplus and the aggregate deficit is entirely due to the problems of the old East Germany; therefore, progress depends on structural improvement in the east, a long-term process. The fiscal position would also improve if the government could agree on tax reform, but the corporate sector is at least seeing a recovery in profitability, and the stock market has done well.

In France the picture is similar with high unemployment, but the trade account is in surplus and inflation remains low. France also intends to be a founding member of the EMU, and there is little room for relaxation of economic policy. Even the new left wing government under Monsieur Jospin realizes that EMU ambitions must prevail, and the outlook is definitely a little brighter than it was six months ago. Italy has come through another of its political crises with Mr. Prodi facing down a revolt of his Communist governing partners to pass a budget that looked remarkably sound by Italian standards. There is rising confidence that Italy can improve on its record of government overspending, and it looks to be an increasingly likely candidate to join EMU in the first round.

The stock markets of Continental Europe also performed reasonably well over the last six months, and stock prices in general held up better than in Asia during the turbulence of October. As can be seen in the table opposite, all of them are ahead in U.S. dollar terms over the last six months, with double-digit returns from the U.K., Switzerland, and Italy, all of which are well represented in your portfolio.

Another feature livening up market sentiment was a wave of mergers and acquisitions as corporations sought to position themselves better for an integrated Europe and to compete on a wider global scale. In terms of size, one of the largest was a $32 billion merger between the Anglo-Dutch publisher Reed Elsevier and its German Dutch rival Wolters Kluwer. Reed Elsevier is becoming the world's main provider of specialist professional information - "must-have" data for lawyers, accountants, and scientists. Wolters Kluwer is the biggest legal publisher in Germany and the Benelux countries, and there should be many synergies from this combination. Two British drinks and food firms, Guinness and Grand Metropolitan, consummated their marriage as the chairman of LVMH, the French luxury goods company with a stake in Guinness, finally agreed to terms. Since the two firms have a strong portfolio of brands that complement each other, distribution and marketing costs should fall. The combined company was renamed Diageo. Europe's financial services industry is also consolidating, with a merger between the Swiss insurance company Zurich Group and the British conglomerate BAT, an important merger between Swedish bank Nordbanken and Finland's Merita, and also a bid by Italian insurer Assicurazioni Generali for Assurances Generales de France, France's third-largest insurer.

Far East

In Japan, which accounted for only 18% of fund assets, the economic picture has changed quite dramatically over the last six months. At the beginning of the year, growth was robust as the yen's weakness of 1996 fueled an export boom and a strong service sector. In April, the government raised the sales tax from 3% to 5%, which had the effect of causing an anticipatory consumer boom in March followed by a sharp downturn in April. With more than half of Japan's GDP accounted for by consumer spending, the economy never recovered and the trend was not helped by the depressed housing sector and by weak capital investment. The only bright spot was the export sector, with sales of electronic equipment and vehicles to the U.S. and Europe particularly strong. Reflecting the dire state of the domestic economy, imports have stagnated and the trade surplus rose over 50% in yen terms in the six months through September. Japan is now a significant overseas creditor and its current account, supported by a net interest surplus, grew even more sharply.

Geographic Diversification pie chart 12/31/97

Europe                         64%
Japan                          18%
Latin America                   7%
Pacific Rim                     6%
Other and Reserves              5%

Despite the positives of a strong trade position and minimal inflation, the government faces a considerable policy dilemma as it contemplates a very weak economy. Monetary policy is already very loose and Japanese government bond yields recently dipped below 2%. The economy has been awash with liquidity for some time, and any further weakening of the yen will stimulate exports. Moderate currency depreciation is probably a secret hope of Japan's policymakers, but the trade surplus with the U.S. is already at levels that historically have triggered loud complaints from Washington. A more stimulatory fiscal policy is a reasonable option, but conservatism holds sway in the Ministry of Finance as evidenced by the sales tax increase last spring.

With this uncertainty, it is not surprising that the Japanese stock market turned in a poor performance over the last six months. Corporations exposed to the domestic economy were particularly weak but, in sharp contrast, the multinationals fared much better.

Our strategy in the Tokyo market continued to favor the export and technology sectors. Stocks such as NEC (communications and computers), Sony (consumer electronics and media), and Canon (cameras and office equipment) remain among our largest positions. In contrast, the portfolio has no exposure to bank stocks - the largest sector in the index itself - where valuations remain excessive given the problems of their loan books. Banking failures are likely before the situation begins to improve, and with a high weighting in the financial sector, the market as a whole is unlikely to perform well until these problems are resolved.

Elsewhere in the Pacific, as noted, the economic turmoil that began in Thailand rapidly spread to the "junior tigers" of the region. Economies such as Indonesia, Malaysia, and the Philippines each share a common pattern of over-lending to infrastructure and industrial development, which became vulnerable as the export boom was not sustained. Even traditional, commodity-based exports began to falter, and there was a round of competitive devaluations either by choice or imposed by speculative pressure. Turning to Northeast Asia, South Korea, once admired as one of the original "tiger" economies, hit trouble when its export of electronic chips proved particularly vulnerable to the slowdown in U.S. and European demand. Corporate leverage here has been excessive, with a government joined hand-in-hand with the banks in supporting a number of smaller conglomerates that should have been allowed to fail long ago. Some of these corporations have now filed for bankruptcy, but there is probably worse to come.

Portfolio exposure to these minor economies of the region is limited, but the loss of confidence spread to the older tigers such as Singapore and Hong Kong even though their fundamentals are much more sound. Hong Kong's dollar is formally pegged to the U.S. dollar and this link survived a ferocious speculative attack in October. So far it has held, but the cost has been huge increases in domestic interest rates that, in turn, have hit the real estate stock market. In Singapore the currency is also backed by substantial reserves, but stock prices have fallen just as far as in Hong Kong.

Latin America

The Latin American stock markets performed extremely well at the beginning of the year but, not surprisingly, they were caught up in October's upheaval in the emerging markets. This is frustrating for those watching their steady economic renaissance because in many ways these developing economies are in better shape than their counterparts in Asia. For example, the government of Brazil has demonstrated a strong political will to protect the currency even though this may push the economy into recession. President Cardoso has orchestrated a strong campaign to defend the real through aggressive intervention on the foreign exchange markets and a substantial increase in overnight interest rates. Consumer expenditure in Brazil was already weak even ahead of the hike in interest rates, but at least the slowing economy has pushed inflation down to under 5% - a remarkable achievement for this country. For the foreign investor, one of the most important developments in Brazil is the continuing privatization program valued at $70 billion over the next three years. Clearly this is ambitious, but the government has indicated this program will go ahead despite the pressure on its currency and a very unsettled stock market.

Sector Diversification

                           6/30/97  12/31/97
______________________________________________

Services                      25.8%     26.0%

Consumer Goods                18.0      20.4

Finance                       16.3      19.0

Capital Equipment             13.9      11.5

Energy                        10.7      11.3

Materials                      7.4       4.3

Multi-industry                 3.6       2.9

Miscellaneous                  0.2       0.1

Reserves                       4.1       4.5
______________________________________________

Total                        100.0%    100.0%

The prospects for the stock market depend on how quickly confidence returns and interest rates fall. Much hinges on what damage is done to the economy, but the banking system is in better shape than it has been for many years. Brazil remains the core of our Latin American strategy and our exposure is focused on the large utilities such as Telecomunicacoes Brasileiras, which are at the center of the reform and privatization program.

Mexico has already experienced a painful readjustment process following the peso devaluation at the end of 1994. Since then, the economy is much stronger with foreign participation in the banking industry and wider integration with the U.S. and Canada under NAFTA. The trade account is now in surplus, and even the current account deficit is less than 2% of the GDP. With inflation falling to under 15% in 1997 and consumers beginning to regain confidence, the economy could well be entering a period of sustainable growth.

Argentina, too, was buffeted by the sell-off in October but the peg linking the Argentine peso to the U.S. dollar seems to have held. There is strong domestic political support for this link, which has helped reduce inflation to a low level. With the Argentine economy now linked with that of Brazil, a recession to the north would clearly have a negative impact. However, as the country's banking system has been considerably strengthened, we expect the peso link to the dollar to be maintained and the economy to continue its steady improvement.

INVESTMENT POLICY AND OUTLOOK

It is important to try to look through this period of stock market turbulence and see how world economies might develop from here. In Europe, which accounts for 64% of the fund's portfolio, we have seen an encouraging picture of improving economic growth, rising exports, and currencies that have now stabilized against the U.S. dollar. Valuations in Europe look reasonable, and there is the added interest of corporate restructuring as companies position themselves for EMU. With a pickup in economic growth, corporate restructuring, and a benign interest rate environment, Europe in many ways looks similar to the U.S. economy several years ago. If this is the case, maintaining a large exposure toward Europe seems sensible.

Turning to the Far East, clearly the prospects are less certain, and it will take some time for the less developed economies of Asia to put themselves back on a sounder footing. The important point here is that stock markets usually tend to overdo things and, taking a longer-term view, attractive valuations are beginning to emerge. This is especially true in Hong Kong, now closely integrated with the growth potential of mainland China. Japan is still the largest economy in the Pacific, but its economy is clearly struggling at the moment. However, unlike many of the smaller economies of the region, it at least has a strong current account surplus and substantial foreign exchange reserves. The stock market there lists some of the best-managed companies in the world, and we believe it is right to take advantage of current weakness by adding to our favorites.

In Latin America the markets could remain volatile, but again one cannot ignore the economic achievements of these countries. Governments there seem committed to the right policies for the future, and greater political stability provides a firm platform for implementing them.

Summing up, the portfolio structure today gives the investor a reasonable balance between the established economies overseas where we can find quality companies at reasonable valuations, and less developed markets where there is perhaps more potential but at a higher risk. We continue to believe that this strategy will serve us well in the future.

Respectfully submitted,

Martin G. Wade
President
January 23, 1998

Portfolio Highlights

Twenty-Five Largest Holdings

                                                 Percent of
                                                 Net Assets
                                                   12/31/97
____________________________________________________________

Royal Dutch Petroleum, Netherlands                      2.4%

National Westminster Bank, United Kingdom               2.2

Novartis, Switzerland                                   2.0

SmithKline Beecham, United Kingdom                      1.8

Wolters Kluwer, Netherlands                             1.7

Diageo, United Kingdom                                  1.6

Telecomunicacoes Brasileiras, Brazil                    1.5

Eaux Cie Generale, France                               1.5

Roche Holdings, Switzerland                             1.5

Glaxo Wellcome, United Kingdom                          1.4

Nestle, Switzerland                                     1.3

Reed International, United Kingdom                      1.3

Shell Transport & Trading, United Kingdom               1.3

ING Groep, Netherlands                                  1.3

Kingfisher, United Kingdom                              1.2

Elsevier, Netherlands                                   1.1

Canon, Japan                                            1.1

Total, France                                           1.0

Orkla, Norway                                           1.0

Unilever, Netherlands                                   0.9

Sony, Japan                                             0.9

Telecom Italia Mobile, Italy                            0.9

Pinault Printemps, France                               0.9

Astra, Sweden                                           0.9

NEC, Japan                                              0.9
____________________________________________________________

Total                                                  33.6%
____________________________________________________________

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

International Stock Portfolio
As of 12/31/97

                                          Lipper Variable
         International                  Annuity Underlying
             Stock                         International
           Portfolio        MSCI EAFE      Funds Average

3/31/94    $ 10,000          $10,000        $ 10,000
12/94        10,180          10,435           10,107
12/95        11,318          11,640           11,300
12/96        12,982          12,380           13,072
12/97        13,383          12,635           13,942

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

International Stock Portfolio
Periods Ended 12/31/97

                                       Since   Inception
             1 Year     3 Years    Inception        Date
_________________________________________________________

              3.09%       9.55%        8.07%     3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price International Stock Portfolio

             For a share outstanding throughout each period

                         Year                       3/31/94
                        Ended                       Through
                     12/31/97  12/31/96  12/31/95  12/31/94


NET ASSET VALUE

Beginning of
   period           $   12.64 $   11.26 $   10.18 $   10.00

Investment activities
   Net investment
     income              0.12      0.09      0.07      0.06
   Net realized and
     unrealized
     gain (loss)         0.27*     1.55      1.06      0.12

   Total from
     investment
     activities          0.39      1.64      1.13      0.18

Distributions
   Net investment
     income             (0.12)    (0.17)    (0.05)        -
   Net realized
     gain               (0.06)    (0.09)        -         -
   In excess of net
     realized gain      (0.11)        -         -         -

   Total distri-
     butions            (0.29)    (0.26)    (0.05)        -

NET ASSET VALUE

End of period       $   12.74 $   12.64 $   11.26 $   10.18
                    _______________________________________

Ratios/Supplemental Data

Total return            3.09%    14.70%    11.18%     1.80%

Ratio of expenses
   to average net
   assets               1.05%     1.05%     1.05%     1.05%!

Ratio of net
   investment
   income to
   average
   net assets           1.10%     1.22%     1.47%     1.50%!

Portfolio turnover
   rate                 16.6%      9.7%     17.4%      4.6%!

Average commission
   rate paid        $  0.0011 $  0.0014 $       - $       -

Net assets, end
   of period
   (in thousands)   $ 369,400 $ 210,746 $  51,661 $   9,095

!  Annualized.

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price International Stock Portfolio
December 31, 1997

                                    Shares/Par        Value
                                               In thousands

ARGENTINA  1.0%

Common Stocks  1.0%

Banco de Galicia Buenos
   Aires (Class B) ADR (USD)            11,190    $     288

Banco Frances del Rio de
   la Plata ADR (USD)                   11,387          312

Perez Companc (Class B)                 97,198          694

Sociedad Comercial del
   Plata ADR (144a) (USD)                  873           14

Telefonica de Argentina
   (Class B) ADR (USD)                  22,270          830

YPF Sociedad Anonima
   (Class D) ADR (USD)                  49,416        1,689

Total Argentina (Cost $3,248)                         3,827

AUSTRALIA  2.1%

Common Stocks  2.0%

Australia & New Zealand
   Bank Group                           40,000          264

Australian Gas Light
   Company                             115,251          804

Brambles Industries                     10,000          199

Broken Hill Proprietary                 70,620          656

Commonwealth Bank of
   Australia                            59,544          683

Fairfax Trust *                         83,000           14

Fosters Brewing Group                  202,000          384

John Fairfax Holdings                  138,000          288

Lend Lease                              28,254          552

National Australia Bank                 27,124          379

News Corporation                       129,681          716

Publishing & Broadcasting               83,000          374

Tabcorp Holdings                        89,000          418

Telstra, Installment Receipts,
   11/17/98 *                          236,000          498

Westpac Bank                            69,000          441

WMC                                     62,500          218

Woodside Petroleum                      74,000          522

                                                      7,410

Preferred Stocks  0.1%

News Corporation                        36,784          182

Sydney Harbour Casino
   Holdings                            227,800          216

                                                        398

Total Australia (Cost $7,820)                         7,808

BELGIUM  1.4%

Common Stocks  1.4%

Dexia                                    3,146    $     423

Generale de Banque                       2,533        1,102

Generale de Banque,
   VVPR Strip *                            113            0

Kredietbank                              7,220        3,030

UCB                                        173          571

Total Belgium (Cost $4,083)                           5,126

BRAZIL  3.4%

Common Stocks  0.4%

Brazil Fund (USD)                        1,700           36

Eletrobras                          12,942,200          644

Eletrobras ADR (USD)                    33,900           84

Pao de Acucar GDS (USD)                 11,460          222

Telecomunicacoes
   de Sao Paulo *                       58,539           13

Unibanco GDR (USD) *                    13,802          444

Usiminas ADR (USD)                      22,366          132

White Martins                           54,268           79

                                                      1,654

Preferred Stocks and Rights  3.0%

Banco Bradesco                      52,879,646          521

Banco Bradesco,
   Rights, 2/26/98 *                 2,260,869            8

Banco Itau                             520,070          280

Brahma                                 562,640          378

Brasmotor                              320,560           32

Cia Cimento Portland Itau              469,150           90

Cia Energetica de Sao
   Paulo ADR (USD) *                       440            8

Cia Energetica de Sao
   Paulo ADR, Sponsored
   (USD) *                                 830           15

Cia Energetica Minas
   Gerais                           11,713,428          509

Cia Energetica Minas
   Gerais ADR, Sponsored,
     Nonvoting (USD)                    17,656          768

Cia Tecidos Norte de Minas             376,450          135

Encorpar *                             376,450            0

Lojas Americanas                     2,292,180           11

Pao de Acucar GDS (USD)                  1,555           30

Petrol Brasileiros                   4,242,069    $     992

Telecomunicacoes Brasileiras
   ADR (USD)                            48,363        5,631

Telecomunicacoes de Minas
   Gerais (Class B)                  1,178,000          149

Telecomunicacoes de Minas
   Gerais (Class B), Preference
   Receipts *                           14,611            2

Telecomunicacoes
   de Sao Paulo                      3,672,641          977

Telecomunicacoes
   do Rio de Janeiro                 1,242,719          129

Usiminas                                41,052          243

Usiminas ADR (USD)                      18,350          108

                                                     11,016

Total Brazil (Cost $11,154)                          12,670

CANADA  0.3%

Common Stocks  0.3%

Alcan Aluminium                         22,680          626

Royal Bank of Canada                     7,660          405

Total Canada (Cost $970)                              1,031

CHILE  0.4%

Common Stocks  0.4%

Chilectra ADR (144a) (USD)               8,280          225

Chilgener ADS (USD)                      9,787          240

Compania Cervecerias
   Unidas ADS (USD)                      5,189          152

Empresa Nacional de
   Electricidad Chile ADR (USD)         14,548          257

Enersis ADS (USD)                        9,082          263

Genesis Chile Fund (USD)                 2,120           83

Santa Isabel ADR (USD)                   4,221           74

Total Chile (Cost $1,326)                             1,294

CHINA  0.3%

Common Stocks  0.3%

Huaneng Power International
   (Class N) ADR (USD) *                48,500        1,125

Total China (Cost $936)                               1,125

CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom                                630           67

Total Czech Republic (Cost $71)                          67

DENMARK  0.3%

Common Stocks  0.3%

Den Danske Bank                          5,480    $     730

Tele Danmark (Class B)                   1,620          100

Unidanmark (Class A)                     4,750          349

Total Denmark (Cost $802)                             1,179

FINLAND  0.2%

Common Stocks  0.2%

Nokia (Class A)                         12,110          860

Total Finland (Cost $678)                               860

FRANCE  8.5%

Common Stocks  8.5%

AXA                                     14,109        1,092

Accor                                    2,385          443

Alcatel Alsthom                         11,208        1,425

Assurances Generales
   de France                             7,765          411

Canal Plus                               3,440          640

Carrefour                                1,322          690

Cie de St. Gobain                        7,340        1,043

Credit Commercial
   de France                             8,855          607

Danone                                   4,480          800

Dexia France, Bearer                     1,878          217

Dexia France,
   Registered 1998#                        409           47

Dexia France,
   Registered 1999#                      2,820          327

Eaux Cie Generale                       40,230        5,615

Elf Aquitaine                           12,270        1,427

GTM Entrepose                            3,520          237

Guilbert                                 3,858          550

Havas                                    3,040          219

L'Oreal                                  1,134          444

Lapeyre                                  6,870          378

Legrand                                  3,130          623

LVMH                                     1,499          249

Pathe                                    1,977          384

Pinault Printemps                        6,343        3,384

Sanofi                                  18,433        2,052

Schneider                               27,672        1,502

Societe Generale                         6,374          868

Sodexho Alliance                         2,201        1,179

Sodexho Alliance, New *                    201          105

Television Francaise                     6,720    $     687

Total (Class B)                         34,358        3,739

Total France (Cost $27,022)                          31,384

GERMANY  5.8%

Common Stocks and Warrants  5.5%

Allianz                                  8,600        2,218

Bayer                                   34,102        1,263

Bayerische Hypotheken
   und Wechsel Bank                     27,012        1,318

Bayerische Vereinsbank                  19,706        1,289

Bilfinger & Berger                       8,390          260

Buderus                                    626          281

Commerzbank                             11,490          452

Deutsche Bank                           31,841        2,230

Deutsche Telekom                        38,856          731

Dresdner Bank                            9,890          456

Dresdner Bank, Warrants,
   4/30/02 *                            22,091          393

Gehe                                    34,801        1,741

Hoechst                                 10,800          378

Hornbach Baumarkt                          690           20

Mannesmann                               1,397          706

Rhoen Klinikum                           5,920          579

SAP                                      5,520        1,677

Siemens                                 12,283          727

Veba                                    46,180        3,145

Volkswagen                                 626          351

                                                     20,215

Preferred Stocks  0.3%

Fielmann                                 1,562           35

Fresenius                                1,740          320

Hornbach Holdings                        3,200          222

SAP                                      1,388          454

                                                      1,031

Total Germany (Cost $19,242)                         21,246

HONG KONG  2.3%


Common Stocks  2.3%

Cheung Kong Holdings                    51,000          334

China Light & Power                     79,000          438

Dao Heng Bank Group                    185,000          462

First Pacific                           77,876           38

HSBC Holdings                           14,800          365

Hong Kong Land Holdings
   (USD)                               494,127    $     949

Hutchison Whampoa                      350,000        2,195

New World Development                  458,311        1,585

Sun Hung Kai Properties                 51,000          355

Swire Pacific (Class A)                185,000        1,015

Wharf Holdings                         414,000          908

Total Hong Kong (Cost $11,605)                        8,644

INDIA  0.3%

Common Stocks  0.3%

Mahanagar Telephone GDR
   (USD)                                35,000          560

State Bank of India GDR
   (USD)                                22,800          410

Total India (Cost $741)                                 970

ITALY  4.2%

Common Stocks  4.2%

Assicurazioni Generali                  47,000        1,154

Banca Commerciale Italiana              62,000          216

Banca di Roma                          851,000          859

Credito Italiano                       590,601        1,821

ENI                                    392,655        2,226

Gucci Group (USD)                       12,409          520
IMI                                     76,710          910

Industrie Natuzzi ADR
(USD)                                   14,060          290

Italgas                                 86,000          354

Mediolanum                              49,259          927

Rinascente                              28,000          209

Telecom Italia                         416,550        2,661

Telecom Italia Mobile                  682,784        3,150

Telecom Italia Mobile,
   Savings Shares                       96,846          274

Total Italy (Cost $12,081)                           15,571

JAPAN  17.7%

Common Stocks  17.7%

Advantest                                5,100          289

Alps Electric                           50,000          471

Amada                                   85,000          316

Canon                                  168,000        3,911

Citizen Watch                           53,000          355

DDI                                        163          431

Daifuku                                 17,000    $      83

Daiichi Pharmaceutical                 109,000        1,227

DaiNippon Screen
   Manufacturing                        75,000          345

Daiwa House                            125,000          661

Denso                                  149,000        2,682

East Japan Railway                         293        1,322

Fanuc                                   23,800          900

Hitachi                                163,000        1,161

Hitachi Zosen                          130,000          208

Honda Motor                             11,000          404

Inax                                    39,000          113

Ishihara Sangyo Kaisha                  23,000           26

Ito-Yokado                              41,000        2,088

Kao                                     77,000        1,109

Kokuyo                                  45,000          775

Komatsu                                107,000          537

Komori                                  39,000          579

Kumagai Gumi                            40,000           22

Kuraray                                104,000          860

Kyocera                                 53,000        2,403

Makita                                  72,000          689

Marui                                  107,000        1,664

Matsushita Electric
   Industrial                          166,000        2,428

Mitsubishi                             107,000          844

Mitsubishi Heavy
   Industries                          515,000        2,146

Mitsubishi Paper Mills                  54,000           76

Mitsui Fudosan                         241,000        2,326

Mitsui Petrochemical
   Industries                           20,000           37

Murata Manufacturing                    49,000        1,231

NEC                                    298,000        3,172

National House Industrial               22,000          151

Nippon Hodo                             21,000           68

Nippon Steel                           641,000          947

Nippon Telephone &
   Telecom                                 128        1,098

Nomura Securities                      158,000        2,105

Pioneer Electronic                      56,000          862

Sangetsu                                10,000          103

Sankyo                                 108,000        2,440

Sega Enterprises                        12,900          233

Sekisui Chemical                       145,000          736

Sekisui House                           87,000    $     559

Seven Eleven Japan                      13,000          920

Sharp                                  147,000        1,011

Shin-Etsu Chemical                      88,000        1,678

Shiseido                                39,000          532

Sony                                    39,100        3,474

Sumitomo                               180,000        1,006

Sumitomo Electric
   Industries                          231,000        3,149

Sumitomo Forestry                       49,000          240

TDK                                     37,000        2,788

Teijin                                 207,000          433

Tokio Marine & Fire
   Insurance                            46,000          521

Tokyo Electronics                       19,000          608

Tokyo Steel Manufacturing               39,700          134

Toppan Printing                         86,000        1,120

Uny                                     44,000          603

Yurtec                                  10,000           61

Total Japan (Cost $84,081)                           65,471

MALAYSIA  0.2%

Common Stocks  0.2%

Berjaya Sports Toto                    186,000          476

Tanjong                                235,000          389

Time Engineering                       124,000           32

Total Malaysia (Cost $1,685)                            897

MEXICO  2.1%

Common Stocks  2.1%

Cemex (Class B) *                       82,767          441

Cemex ADS (USD) *                       58,530          527

Cemex ADS (144a) (USD) *                11,494          103

Cifra (Class V) ADR (USD) *              4,372          107

Fomentos Economico
   Mexicano (Class B)                   80,149          644

Gruma (Class B) *                       79,442          315

Gruma (Class B) ADS
   (144a) (USD) *                       17,466          276

Grupo Financiero Banamex
   (Class B) *                         114,455          343

Grupo Financiero Banamex
   (Class L) *                           1,486            4

Grupo Financiero Bancomer
   (Class B) GDS (USD) *                   820           11

Grupo Financiero Bancomer
   (Class L) *                             607    $       0

Grupo Industrial Maseca
   (Class B)                           237,010          245

Grupo Modelo (Class C)                  46,014          385

Grupo Televisa GDR (USD) *           11,145       431

Kimberly-Clark Mexico
   (Class A)                           134,512          643

Panamerican Beverages
   (Class A) (USD)                      25,980          848

Telefonos de Mexico ADR
   (Class L) (USD)                      34,246        1,920

TV Azteca ADR (USD) *                   26,200          591

Total Mexico (Cost $6,296)                            7,834

NETHERLANDS  10.2%

Common Stocks and Warrants  10.2%
ABN Amro Holdings                      109,142        2,126

Ahold                                   23,981          626

Akzo Nobel                               2,416          416

Baan Company *                          21,854          716

Baan Company (USD) *                    13,000          429

CSM                                     34,171        1,517

Elsevier                               250,344        4,050

Fortis Amev                             36,840        1,606

ING Groep                              107,415        4,524

ING Groep, Warrants,
   3/15/01 *                            25,920          271

Koninklijke PTT Nederland               12,134          506

Nutricia                                26,270          797

Otra                                     2,750           39

Polygram                                31,201        1,493

Royal Dutch Petroleum                  159,090        8,733

Unilever                                56,470        3,481

Wolters Kluwer                          49,580        6,404

Total Netherlands (Cost $32,981)                     37,734

NEW ZEALAND  0.3%

Common Stocks  0.3%

Air New Zealand (Class B)               89,545          179

Fletcher Challenge Building            100,706          206

Fletcher Challenge Energy               77,464          271

Telecom Corporation of

New Zealand                            108,000          524

Total New Zealand (Cost $1,387)                       1,180

NORWAY  1.9%

Common Stocks  1.9%

Bergesen (Class A)                       6,500    $     153

Norsk Hydro                             59,007        2,876

Orkla (Class A)                         42,600        3,674

Saga Petroleum (Class B)                10,280          156

Total Norway (Cost $6,050)                            6,859

PANAMA  0.0%

Common Stocks  0.0%

Banco Latinoamericano
   de Exportaciones
   (Class E) (USD)                       1,998           83

Total Panama (Cost $98)                                  83

PERU  0.1%

Common Stocks  0.1%

Credicorp (USD)                          6,860          124

Telefonica del Peru (Class B)            7,030           16

Telefonica del Peru ADR
   (Class B) (USD)                       7,714          179

Total Peru (Cost $313)                                  319

PORTUGAL  0.4%

Common Stocks  0.4%

Jeronimo Martins                        16,838          534

Jeronimo Martins,
   Baby Shares *                        25,257          782

Total Portugal (Cost $588)                            1,316

RUSSIA  0.1%

Common Stocks  0.1%

Lukoil ADR (USD)                         2,260          208

Rao Gazprom ADS (USD)                    2,760           67

Total Russia (Cost $199)                                275

SINGAPORE  0.6%

Common Stocks  0.6%

City Developments                       32,000          148

Overseas Chinese Bank                   19,200          112

Overseas Union Bank                     71,000          272

Singapore Land                         146,000          320

Singapore Press                         62,600          784

United Overseas Bank                    87,480          485

Total Singapore (Cost $3,773)                         2,121

SOUTH KOREA  0.0%

Common Stocks  0.0%

Samsung Electronic                       6,985    $     158

Total South Korea (Cost $618)                           158

SPAIN  2.4%

Common Stocks  2.4%

Argentaria Banca de Espana              10,495          638

Banco Bilbao Vizcaya                    18,640          603

Banco Popular Espanol                   15,630        1,093

Banco Santander                         45,467        1,519

Centros Comerciales Pryca               11,887          177

Empresa Nacional
   de Electricidad                      56,158          997

Gas Natural                             11,777          611

Iberdrola                               68,760          905

Repsol                                  15,908          679

Telefonica de Espana                    50,218        1,434

Total Spain (Cost $7,170)                             8,656

SWEDEN  3.4%

Common Stocks  3.4%

ABB (Class A)                           70,250          832

Astra (Class B)                        200,713        3,375

Atlas Copco (Class B)                   39,460        1,175

Electrolux (Class B)                    22,250        1,544

Esselte (Class B)                        9,700          197

Granges *                                7,430          116

Hennes and Mauritz                      51,860        2,286

Nordbanken Holding                     297,964        1,685

Sandvik (Class A)                        6,010          171

Sandvik (Class B)                       35,130        1,004

Scribona (Class B)                       2,670           30

Total Sweden (Cost $10,224)                          12,415

SWITZERLAND  6.7%

Common Stocks  6.7%

ABB                                      1,342        1,685

Adecco                                   5,237        1,518

Credit Suisse Group                      5,840          903

Nestle                                   3,267        4,894

Novartis                                 4,508        7,312

Roche Holdings                             556        5,519

Schweizerischer Bankverein               6,070        1,886

Union Bank of Switzerland                  800    $   1,157

Total Switzerland (Cost $20,186)                     24,874

UNITED KINGDOM  18.8%

Common Stocks  18.8%

Abbey National                         147,000        2,624

Argos                                  140,466        1,268

Asda Group                             438,000        1,289

BG                                     138,823          625

British Petroleum                      108,000        1,429

Cable & Wireless                       279,000        2,452

Cadbury Schweppes                      200,860        2,027

Caradon                                313,700          912

Centrica *                              79,000          116

Compass Group                           94,000        1,156

David S. Smith                         133,000          435

Diageo                                 645,000        5,901

Electrocomponents                       90,000          670

GKN                                     20,000          410

Glaxo Wellcome                         213,000        5,078

Heywood Williams Group                  33,000          113

Hillsdown Holdings                      72,000          175

John Laing (Class A)                    72,000          378

Kingfisher                             311,000        4,342

Ladbroke Group                         186,000          806

National Westminster Bank              493,000        8,195

Rank Group                             203,000        1,130

Reed International                     512,000        4,878

Rio Tinto                              138,000        1,701

Rolls Royce                             86,480          334

Safeway                                262,500        1,479

Shell Transport & Trading              692,500        4,857

SmithKline Beecham                     654,600        6,747

T & N                                  166,000          695

Tesco                                  204,000        1,682

Tomkins                                605,500        2,864

United News & Media                    234,000        2,663

Total United Kingdom (Cost
   $58,529)                                          69,431

VENEZUELA  0.1%

Common Stocks  0.1%

Compania Anonima Nacional
   Telefonos de Venezuela
   (Class D) ADR (USD)                  10,690          445

Total Venezuela (Cost $351)                             445

SHORT-TERM INVESTMENTS  4.5%

Money Market Funds  4.5%

Reserve Investment Fund,
   5.84%#                           16,510,454    $  16,511

Total Short-Term Investments
(Cost $16,511)                                       16,511

Total Investments in Securities

100.0% of Net Assets (Cost
   $352,819)                                      $ 369,381

Other Assets Less Liabilities                            19

NET ASSETS                                        $ 369,400
                                                  _________

Net Assets Consist of:

Accumulated net realized gain/loss -
  net of distributions                            $  (3,101)

Net unrealized gain (loss)                           16,548

Paid-in-capital applicable to
  29,001,990 shares of $0.0001 par
  value capital stock outstanding;
  1,000,000,000 shares authorized                   355,953

NET ASSETS                                        $ 369,400
                                                  _________

NET ASSET VALUE PER SHARE                         $   12.74
                                                  _________

   *  Non-income producing
   #  Seven-day yield
   +  Securities contain some restrictions as to public resale
      - total of such securities at year-end amounts to 0.10% of net assets.
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.17% of net assets.
 ADR  American depository receipt
 ADS  American depository share
 GDR  Global depository receipt
 GDS  Global depository share
 USD  U.S. dollar
VVPR Entitles holders to a reduced rate of foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price International Stock Portfolio
In thousands

                                                       Year
                                                      Ended
                                                   12/31/97

Investment Income

Income
    Dividend (net of foreign
      taxes of $ 734)                             $   5,422
    Interest                                          1,123

    Total income                                      6,545

Expenses
    Investment management and
      administrative                                  3,203

Net investment income                                 3,342

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                        2,349
    Foreign currency transactions                      (643)

    Net realized gain (loss)                          1,706

Change in net unrealized gain or loss
    Securities                                         (764)
    Other assets and liabilities
    denominated in foreign currencies                   (14)

Change in net unrealized gain or loss                  (778)

Net realized and unrealized gain (loss)                 928

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   4,270
                                                  _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
In thousands

                                          Year
                                         Ended
                                      12/31/97    12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income            $   3,342    $   1,604
    Net realized gain (loss)             1,706        1,089
    Change in net unrealized
      gain or loss                        (778)      15,122

    Increase (decrease) in net
      assets from operations             4,270       17,815

Distributions to shareholders
    Net investment income               (3,394)      (1,993)
    Net realized gain                   (1,814)      (1,133)
    In excess of net realized gain      (2,994)           -

    Decrease in net assets from
      distributions                     (8,202)      (3,126)

Capital share transactions*
    Shares sold                        188,544      153,908
    Distributions reinvested             8,202        3,126
    Shares redeemed                    (34,160)     (12,638)

    Increase (decrease) in net
      assets from capital
      share transactions               162,586      144,396

Net Assets

Increase (decrease) during
    period                             158,654      159,085
Beginning of period                    210,746       51,661

End of period                        $ 369,400    $ 210,746
                                     ______________________

*Share information
    Shares sold                         14,258       12,891
    Distributions reinvested               646          255
    Shares redeemed                     (2,579)      (1,059)
    Increase (decrease) in
      shares outstanding                12,325       12,087

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price International Stock Portfolio
December 31, 1997

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.
Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At December 31, 1997, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At December 31, 1997, the value of securities on loan was $16,332,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $204,141,000 and $47,687,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income               $  52,000
Undistributed net realized gain                    (106,000)
Paid-in-capital                                      54,000

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $352,819,000, and net unrealized gain aggregated $16,562,000, of which $48,837,000 related to appreciated investments and $32,275,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc.
(the manager), which is owned by T. Rowe Price Associates, Inc.,
Robert Fleming Holdings Limited, and Jardine Fleming Holdings
Limited under a joint venture agreement.

The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $417,000 was payable at December 31, 1997. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $401,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended December 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $9,292,000 with certain affiliates of the manager and paid commissions of $26,000 related thereto.

Tax Information (Unaudited) for the Tax Year Ended 12/31/97
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $4,808,000 from long-term capital gains; of which $3,656,000 was subject to the 20% rate gains category.

The fund will pass through foreign source income of $3,369,482 and foreign taxes paid of $677,357.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price International Series, Inc. and Shareholders of International Stock Portfolio
In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Stock Portfolio (constituting T. Rowe Price International Series, Inc., hereafter referred to as the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP 653 (12/97)
K15-051  12/31/97